                                                                    EXHIBIT 10.7


                        AMENDMENT TO PURCHASE AGREEMENT
                            AND ESCROW INSTRUCTIONS


Re:  Commonwealth Land Title Company
     275 W. Hospitality Lane
     San Bernardino, California 92408
     Escrow Number:  13782-005
     Escrow Officer:  Dee Fitzpatrick



     Myung Hee Lee, as "Seller" and Focal Corporation, a Utah Corporation, as "Buyer", (in place and stead of Palmer Development Company) do agree to modify and amend that certain Purchase Agreement and Escrow Instructions dated February 17, 1995 (the "Agreement") in the following respects only, namely:

     FIRST: Reference is made to Section 3, entitled Deposit. The Buyer and the Seller agree that said Section 3 shall be deleted in its entirety and the following substituted in its place and stead, to wit:

                                  "SECTION 3

                                    Deposit

     3.1  Deposit of Letter of Credit.  On or before June 30, 1995, but not
          ---------------------------
earlier than the last date on which the Buyer and the Seller have executed and deposited in Escrow this Agreement and such Superseded Contract Escrow Instructions as may be required and prepared for execution by the parties, by the Escrow Holder, incorporating the provisions of this Agreement, Buyer shall deposit into Escrow a Letter of Credit in the amount of Twenty-Five Thousand Dollars ($25,000), in the form and in accordance with the terms of Exhibit "A-1" attached hereto and made a part hereof by reference ("Letter of Credit").

     3.2  Return of Letter of Credit.  If any of the following events shall
          --------------------------
occur, then Escrow Holder shall immediately return the Letter of Credit to Buyer upon written demand made by Buyer and delivered to seller and Escrow Holder:

          a. If the transaction contemplated by this Agreement does not close for any reason other than the default of Buyer.

               b. If this transaction does close and if the Letter of Credit has not been drawn upon, because the Buyer has deposited the entire down payment as required under Section 5.2 in Escrow.

               c. Pursuant to the provisions of Section 4.1b., Buyer has delivered to Seller and Escrow Holder a notice of termination of its obligations under this Agreement.

               d. Buyer deposits the sum of Twenty-Five Thousand Dollars ($25,000) in escrow.

          3.3  Letter of Credit Draw.  The Letter of Credit may not be drawn
               ---------------------
     upon except only on the following conditions:

               a.  The Buyer has consented in writing.

               b. In the event the Escrow is cancelled or does not close for any reason other than the default of the Seller and the Buyer has not deposited the amount of any escrow cancellation costs required to be paid by Buyer within thirty (30) days, after which event the Letter of Credit may be drawn upon only for the amount of such escrow cancellation costs.

               In no event may the Letter of Credit be drawn upon prior to June 30, 1996, unless escrow closing is extended, in which event the Letter of Credit may not be drawn upon earlier than the extended escrow closing date, provided that if the escrow closes prior to June 30, 1996, the Letter of Credit may be drawn upon only with the consent of the Buyer."

     SECOND:   Reference is made to Subsection b. of Section 4.1 on page 5 of the Agreement. Buyer and the Seller agree that said Subsection b. shall be deleted in its entirety and the following substituted in its place and stead, to wit:

          "b. On timely disapproval by Buyer of any of the above conditions or failure of any of the above conditions to be satisfied within the time provided, Buyer may terminate its obligations under this Agreement by giving notice to Seller within the time allowed for each condition. In that case, instruct the Escrow to return Buyer's Letter of Credit to Buyer, as in paragraph 3.2. Failure of Buyer to elect to terminate its obligation shall constitute a waiver of the condition by Buyer. All of the contingencies set forth above in this Section 4.1 are for the benefit of Buyer and may be waived by Buyer at any time."

    THIRD:   Reference is made to Section 4.3, entitled "Seller's Cooperation",
                                                        ----------------------
as set forth on Page 5 of the Agreement. By this reference the Buyer and the Seller agree that said Section 4.3 is hereby deleted in its entirety and the following is substituted in its place and stead, to wit:

        "4.3 Seller's Cooperation.   Seller shall cooperate with Buyer
             --------------------
    as reasonably required for satisfaction of the conditions, and Seller shall furnish information and sign documents and applications as may be required, for example, by government agencies, utility companies, and lenders, including without limitation, a subdivision or parcel map or maps, provided, that: (i) Buyer shall pay all costs of the work and applications; (ii) Seller shall not be required to incur any debt or cost or place any lien on the Property; and (iii) Seller shall not be required to take any actions which would materially detract from the value of the Property or create any permanent changes to the legal status of the Property if the closing is not consummated."


    FOURTH: Reference is made to Section 5 entitled "Purchase Price" as set forth on Pages 6 and 7 of the Agreement. By said reference, the Buyer and Seller agree that all of the provisions set forth on Page 6 and the Paragraph "b" on the top of Page 7 of the Agreement are hereby deleted in their entirety and the following is substituted in their place and stead, to-wit:

                                   SECTION 5

                                Purchase Price

    5.1  Amount.  The Purchase Price for the Property shall be $2,800,000, for
         ------
approximately 26.8 acres gross.

    5.2  Payment.  The Purchase Price shall be paid at the close of Escrow as
         -------
follows:

         a. $800,000 will be paid as a down payment. Included in the down payment will be the $25,000 deposit, paid through Escrow at the conclusion of all of the conditions and the recording of the Grant Deed in favor of Focal Corporation, or assign. In addition, a Promissory Note for $2,000,000 will be executed in favor of the Seller, payable with interest at the rate of nine percent (9%) per annum, payable quarterly, commencing ninety (90) days from the close of Escrow, and the principal payable on or before five (5) years from the close of Escrow. Attached hereto marked Exhibits "1" and "2" are true copies of the Promissory Note and Deed of Trust. By execution of this Agreement, the parties hereto do approve of the form and content of said Promissory Note and Deed of Trust, the provisions of which are incorporated herein by this reference as though set forth in full hereat. The parties hereto do authorize and direct the escrow officer to complete the appropriate blanks for the date of each instument to coincide with the date of the close of escrow and to insert in the Promissory Note the appropriate date for the first quarterly interest payment to be made in accordance with the provisions of said Note. Excluded from the Deed of Trust attached as Exhibit "2" is the legal description on Exhibit "3" (which Exhibit describes the entire 26.8 acres of real property subject to this escrow) which will be encumbered by the lien of said Deed of Trust as security for the Promissory Note in the amount of $2,000,000.

     5.3  Security and Scope of Security. The above Note shall be secured by a
          ------------------------------
first deed of trust executed by Buyer, or its assigns, as Trustor in favor of Seller as Beneficiary, encumbering a portion, but not all of the property described in the Grant Deed recorded in favor or Buyer or its assigns. That portion of the aggregate 26.8 acres gross, referenced in Section 5.1 above, to be excluded from the property to be encumbered by the deed of trust securing the $2,000,000 Promissory Note, in consideration for the payment of the down payment in the amount of $800,000, shall be determined hereafter and written notice of said determination shall be given to the escrow holder and to the Seller not less than fifteen (15) days prior to the closing date.

          a.   Property To Be Excluded From Encumbrance Under Deed of Trust:
               ------------------------------------------------------------

               The Buyer has represented to the Seller that, prior to or concurrently with the close of escrow, all or portions of the aggregate 26.8 acres gross will be legally divided by one or more parcel maps into multiple parcels containing full and fractional acres in such sizes and configurations as the Buyer shall hereafter determine to effect the Buyer's best utlization of the aggregate property. Upon close of escrow and in consideration of the payment to Seller of the down payment in the amount of $800,000, the Buyer shall be entitled to receive, free and clear of the lien of the above-referened deed of trust, one or more of said parcels, as the same are selected and designated in the above written notice, containing not more than 6.4 acres of the original aggregate 26.8 acres gross. The agreed amount per share for said 6.4 acres is in the sum of $125,000 per acre.

    b.    Additional Acreage To Be Excluded From Encumbrance Under Deed Of
          ----------------------------------------------------------------
          Trust.
          -----

          In the event Buyer desires to acquire parcels comprised of more than
    6.4 acres of the aggregate 26.8 acres gross, free of the lien and encumbrance of the Deed of Trust, Buyer shall be required to deposit in escrow, prior to close of escrow, an additional amount to be applied to the Purchase Price based on the rate of $125,000 per acre for each acre or fraction of an acre to be added to the original 6.4 acres to be excluded in consideration of the original down payment of $800,000. Such additional amount constituting the adjusted down payment shall reduce the face amount of the $2,000,000 Promissory Note in a like amount.

    c.    Exclusion Of Less Than 6.4 Acres Under Deed of Trust.
          ----------------------------------------------------

          In the event the legal parcel or parcels designated in writing by Buyer prior to close of escrow should comprise less than 6.4 acres, the Buyer shall nonetheless deposit as the down payment the balance of the down payment provided in Section 5.2 as above. To the extent that said down payment constitutes an overpayment, based on an acreage valuation at the rate of $125,000 per acre, the Buyer shall be entitled to a credit in a like amount of said overpayment against the next payment to be made by Buyer to Seller in reduction of principal due under the Promissory Note to effect the further release of the remaining acreage, in the form of legal parcels from the lien and encumbrance of the Deed of Trust securing the balance of the purchase price in the amount of $2,000,000.

    NOTE: (i) As to Subsection 5.3b above, upon close of escrow, the escrow officer is authorized and directed to revise and redraft the Promissory Note, as to the principal amount thereof only, to reflect the adjusted principal balance of the purchase price by deducting the total increased down payment tendered by Buyer for the additional acres, or fractions thereof and to revise and redraft the Deed of Trust, to effect the exclusion of more than 6.4 acres from the legal description to be attached to the Deed of Trust. All other terms and provisions of said Promissory Note and Deed of Trust shall remain the same as depicted on Exhibits "1" and "2" hereto.

                   (ii) As to Subsection 5.3c above, upon close of escrow, the escrow officer is authorized and directed to furnish to buyer and Seller a written statement setting forth the amount of the overpayment that shall constitute a credit against the release price for the remaining acreage contained within the legal description to be attached to the Deed of Trust in the event more than 20.4 acres are included within the parcels comprising said legal description.

                   (iii) Whenever the term "Buyer" is used herein, it is deemed to include the assignee of Buyer.

     5.4  Partial Release Provision.  The Deed of Trust shall contain the
          -------------------------
following provision regardless of the original principal amount of the Promissory Note secured by said Deed of Trust, to-wit:

              "So long as Trustor shall not be in default concerning any of the covenants contained in this Deed of Trust, or with respect to payments due on the Note secured hereby, partial reconveyance may be had and will be given from the lien or charge hereof of any one or more acres, or fractions of an acre, of the real property described herein as total separate legal parcels upon payment of amounts to be applied on the principal of the Note, for each acre or fraction of an acre so reconveyed, to be determined by dividing the total original amount of the Note by the total number of acres or fractions thereof, constituting such legal parcel or parcels, contained within the described property and then by multiplying the quotient so obtained by 120%. The product so obtained shall constitute the Release Price for each acre or fraction of any acre to be reconveyed as the same are contained within the legal parcel or parcels to be released hereafter from the lien and encumbrance of this Deed of Trust. In no event shall the monies paid to Beneficiary by Trustor for the last release and reconveyance of the Property last remaining subject to the lien of this Purchase Money Deed of Trust be more than the unpaid principal balance of the Purchase Money Note, plus all accrued and unpaid interest owing thereunder. Trustor agrees to provide satisfactory evidence to Beneficiary that any request for partial reconveyance requested pursuant to this provision shall not violate any State laws or City/County ordinances relating to lot split, parcel map or tract map requirements. Any costs related to same shall be the sole expense of the Trustor."

     5.5 Late Payment Provision. The Promissory Note shall contain the following
         ----------------------
provision, to wit:

              "The Maker acknowledges that late payment to Payee will cause Payee to incur costs not contemplated by this indebtedness, the exact amount of such costs being difficult and impracticable to assess. Such costs include, without limitation, processing and accounting charges. Therefore, if any installment is not received by Payee or holder of this Note when due, Maker shall pay to Payee an additional sum of Ten Percent (10%) of the overdue amount as a late charge. Said late charge shall be assessed on the fifteenth (15th) day following the date said payment was due if payment has not been delivered by said date, or mailed with a postmark not later than fifteen (15) days following the due date of each said payment. The parties agree that this late charge represents a fair and reasonable estimate of costs the Payee will incur by reason of late payment. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue payment and shall not prevent Payee from exercising any of the rights and remedies available to Payee. Should any Late Payment Penalty accrue, the amount of same shall be added to and tendered with the next succeeding payment. Non-payment of any accrued and unpaid Late Payment Penalty charges shall constitute a default under this Note. Payee's acceptance of any payment which does not include such charge does not constitute a waiver of same."

     FIFTH:    Escrow Closing
               --------------

      Reference is made to Section 9.3, entitled "Escrow Closing", and to the second paragraph thereof, entitled "Escrow Closing Date," on page 12 of the
                                    --------------------
Agreement, beginning with the words "Except as otherwise provided" and ending with the words "... property to Buyer." By this reference the Buyer and Seller agree that said second paragraph only of Section 9.3 is deleted in its entirety and the following is substituted in its place and stead, to wit:

              "Escrow Closing Date.  Except as otherwise provided in this
               -------------------
         Section, Escrow shall close, or be deemed automatically canceled, without the need for further escrow cancellation instructions, on that date which is thirty (30) days following the Buyer's approval or waiver, as the case may be, of those conditions precedent to the Buyer's obligation to purchase as more particularly set forth and described above in Section 4.1a, Subsections (i) through (xi), inclusive, but in no event later than 365 days from the date Seller and Buyer have executed and deposited in Escrow an executed counterpart of this Agreement and such Superseded Contract Escrow Instructions as may be required and prepared for execution by the parties by the Escrow Holder, incorporating the provisions of the Agreement, as hereby amended. The Escrow Holder shall be obligated to provide the parties with written notice as to the date of opening of Escrow, which shall be the date the Agreement, as hereby amended, and such Superseded Contract Escrow Instructions are signed and deposited in Escrow by Seller and Buyer, but not later than June 30, 1995. If Buyer has not executed and deposited comparable counterparts of the Agreement, as hereby amended, and such Superseded Contract Escrow Instructions with the Escrow Holder, together with Buyer's deposit as required by Section 3.1 above, by June 30, 1995, then and in that event at Seller's option this Agreement shall have no force or effect, and Seller shall be released and discharged from any further duty to sell the subject property to Buyer."

     SIXTH:   Assignment.

          Reference is made to Section 10.7, entitled "Assignment", as set forth on Page 15 of the Agreement. By said reference, the Buyer and the Seller agree that said Section 10.7 is hereby deleted in its entirety and the following is substituted in its place and stead, to wit:

          "10.7 Assignment. The Buyer may assign all or any part of its rights in this Purchase Agreement to a joint venture, partnership (general or limited) corporation or any other entity in which an interest is owned by Focal Corporation or Howard M. Palmer or by any entity in which Focal Corporation or Howard M. Palmer has an interest, without the consent of the Seller and without supplying the materials referred to in subparagraph (6) below. All other transfers shall be subject to the Seller's approval, which shall not be unreasonably withheld. However, no assignment shall be effective until the assignee assumes the obligation in writing and a signed copy is delivered to the Seller. An assignor shall not remain obligated after such assignment is made. As a condition to the foregoing assignment of such rights under this Agreement, Buyer, as assignor, shall first provide to Seller the following information concerning the proposed assignee, namely: (1) his, her or its name and address in California and elsewhere; (2) if the assignee is a corporation, the state of incorporation, a Certificate of Good Standing from the state of incorporation, the names and addresses and qualifications of its officers and directors, its most recent financial statement and a copy of its most recent federal tax return; (3) if the assignee is a foreign corporation, evidence that it is qualified to do business in California; (4) if the assignee is a General Partnership, a Statement of Partnership; (5) if the assignee is a Limited Partnership, a copy of the filed LP-1, Statement of Limited Partnership; and (6) any other materials reasonably requested by Seller that demonstrate that the financial and other qualifications of the assignee are substantially equivalent to those of Buyer.

     Except as above provided by deletion and substitution, the parties do hereby reaffirm the remaining provisions of the Agreement dated February 17, 1995.

     Executed in counterparts, to be delivered forthwith to escrow, on the dates and at the places set forth below.


BUYER                                     SELLER

FOCAL CORPORATION                          /s/ Myung Hee Lee
A Utah Corporation                        ---------------------------------
                                          Myung Hee Lee
By: /s/ Howard M. Palmer
   ------------------------------         Executed on this 26th day of
   Howard M. Palmer, President                             ----
                                          June, 1995 at Orange County,
                                                        --------------
Executed on this 20 day of                California.
                 ---                      -----------

June, 1995 at Orange County,
              --------------
California.
-----------

     THESE INSTRUCTIONS SUPERCEDE AND RENDER NULL AND VOID THOSE PREVIOUS INSTRUCTIONS DATED FEBRUARY 24, 1995

                              ESCROW INSTRUCTIONS

THIS DOCUMENT WILL AFFECT YOUR LEGAL RIGHTS-READ IT CAREFULLY!

TO:  COMMONWEALTH LAND TITLE COMPANY            Escrow No.     : 13782.005
     275 W. Hospitality Lane No. 200            Date           : 06/27/95
     San Bernardino, CA  92408                  Page No.       : 1
     (909) 888-7541                             Escrow Officer : Dee Lopez

THE ESCROW HOLDER IS COMMONWEALTH LAND TITLE COMPANY WHICH IS LICENSED BY THE CALIFORNIA DEPARTMENT OF INSURANCE.

-------------------------------------------------------------------------------
1. The Purchase Agreement and Escrow Instructions (Agreement) dated February 17, 1995 and Amendment to Purchase Agreement and Escrow Instructions executed by and between Myung Hee Lee, as Seller, and Focal Corporation, a Utah Corporation, as Buyer is the complete Agreement between the parties, and is to be construed as your escrow instructions. You, as Escrow Holder, are instructed to act in accordance with the terms and conditions of said Agreement insofar as is required to close this escrow. The undersigned, as principals to said Agreement hereby agree as a condition of your acceptance of the limited agency as Escrow Holder, to the general provisions of your company contained in these instructions.

2.  The following items of said Agreement are hereby clarified as follows:

         A. The legal description of the subject property is as per Exhibit "A" attached hereto and made a part hereof and substitutes for Exhibit 3 of the Agreement.

         B. Escrow Holder shall not be concerned with the payment of any sales tax.

         C. Escrow Holder shall prorate only real property taxes and interest on assessments if any, that continue to encumber the property.

         D.  Exhibit "B" attached hereto and made a part hereof substitutes for
         Exhibit 4 of the Agreement.

3. The parties hereto fully understand the total responsibility and agency authority of Escrow Holder is limited to those actions requiring the performance and compliance by the principals that are identified as conditions precedent to the recording of the documents and delivery of the instruments to the respective parties entitled thereto, and the disbursement of funds in escrow as a consequence of said closing. The parties thereto, by execution of these instructions acknowledge that escrow holder assumes no responsibility or liability for the supervision of any act or the performance of any condition which is a condition subsequent to the closing of this transaction.

4. Any provisions of said Agreement notwithstanding, Escrow Holder shall have the right and authority to withhold any action and require the written consent of all necessary parties, if, in the judgment of Escrow Holder, such action calls or appears to require the use of discretionary judgment by the Escrow Holder or is not within the ordinary scope of escrow holder's activity.

5. Any instructions that may be contained in said Agreement providing for the payment of funds that are on deposit with escrow holder prior to close of escrow is a specific instruction to escrow holder to pay same in accordance with the terms thereof and is without liability or recourse upon Escrow Holder for the return of said funds regardless of the outcome of this transaction.

6. The parties hereto are hereby notified that pursuant to Chapter 598, California Statutes of 1989 (AB512); Ins. Code Sec. 2413.1) effective January 1, 1990, all funds deposited in this escrow must be available for withdrawal from Escrow Holder's trust account prior to the disbursement of said funds through this escrow. Only funds deposited by electronic transfer "wired funds" will be immediately available for disbursement upon confirmation of deposit. Funds deposited in the form of cashier's checks, teller checks, or certified funds will be available for disbursement one business day after deposit. Funds deposited in any other form, including personal, corporate, partnership and mortgage or loan broker checks and drafts may cause material delays in

                                                      Escrow No.     : 13782.005
                                                      Date           : 06/27/95
                                                      Page No.       : 2
                                                      Escrow Officer : Dee Lopez


the disbursement of funds through this escrow. To avoid delays it is recommended that all funds be deposited by wire transfer or cashier's check.

          Seller's Initials MHL                  Buyer's Initials HMP
                            ---                                   ---

7. In the event Buyer or Seller utilize "facsimile" transmitted signed documents (by panafax, telefax, etc.,) Buyer and Seller hereby agree to accept, and instruct the Escrow Holder to rely upon, such documents as if they bore original signatures. Buyer and Seller hereby acknowledge and agree to provide to the Escrow Holder, within 72 hours of transmission or prior to the close of escrow, whichever occurs first, such documents bearing the original signatures. Buyer and Seller further acknowledge and agree that documents necessary for recording with non-original (facsimile) signatures will not be accepted for recording by the County Recorder, thus delaying the close of escrow.

8. The obtaining of or assignment of insurance, if applicable, shall not be handled through this escrow. Escrow Holder is hereby relieved of all liability and/or responsibility in connection with the closing of this escrow without benefit of evidence of insurance coverage.

9. Parties to this transaction are aware and understand that as a result of the passage of the Tax Reform Act of 1986 which added Section 6045(e) to the Internal Revenue Code, the seller(s) in this transaction are to deposit, prior to close of escrow, certain information including all sellers' name(s) and tax identification numbers. Escrow Holder will forward information as required by above Internal Revenue Code Section on forms as prescribed therein.

10. If preliminary change of ownership report is not completed and accepted by the County Recorder at the time of recording, Escrow Holder is instructed to charge buyer's account the initial penalty of $20.00 to be paid directly to the County. Buyer is aware that a follow-up request for such form will be sent by the County, AFTER CLOSE OF ESCROW, and that additional penalties will be assessed by the County if the form is not filed. Escrow Holder is held harmless in this matter.

11. Seller is aware based on Section 483 and 1271-1275 of the Internal Revenue Code, in the event the interest rate of financing is too low or none charged, a portion of the principal due on the financing is converted into interest for tax purposes which is termed "imputed interest". Seller further acknowledges that Commonwealth Land Title Company has made no representations whatsoever and that they have advised us to seek counsel by our attorney, accountant and/or other competent person(s) of our choice and do agree that Commonwealth Land Title Company shall be held harmless of any liability in connection with same.

                                  EXHIBIT "A"
                                  -----------



PARCEL NO. 1:

THE SOUTH 336 FEET OF THE NORTH 1,027 FEET, AS MEASURED ALONG THE EASTERLY LINE OF THAT PORTION OF THE SOUTHEAST ONE-QUARTER OF SECTION 28, TOWNSHIP 9 NORTH, RANGE 2 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE DEPENDENT RESURVEY AND SUBDIVISION OF SECTIONS ON FILE IN THE UNITED STATES DEPARTMENT OF INTERIOR, BUREAU OF LAND MANAGEMENT, DATED MARCH 28, 1933, LYING EASTERLY OF THE LAND CONVEYED TO THE STATE OF CALIFORNIA FOR FREEWAY PURPOSES, BY DEED RECORDED NOVEMBER 5, 1956, IN BOOK 4080, PAGE 8, OFFICIAL RECORDS.


PARCEL NO. 2:

THAT PORTION OF THE SOUTHEAST ONE-QUARTER OF SECTION 28, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, TOWNSHIP 9 NORTH, RANGE 2 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE DEPENDENT RESURVEY AND SUBDIVISION OF SECTIONS ON FILE IN THE UNITED STATES DEPARTMENT OF INTERIOR, BUREAU OF LAND MANAGEMENT, DATED MARCH 28, 1933, LYING EASTERLY OF THE LAND CONVEYED TO THE STATE OF CALIFORNIA FOR FREEWAY PURPOSES, BY DEED RECORDED NOVEMBER 5, 1956, IN BOOK 4080, PAGE 8, OFFICIAL RECORDS.

EXCEPTING THEREFROM THE NORTH 1,027 FEET THEREOF, AS MEASURED ALONG THE EASTERLY LINE.

ALSO EXCEPTING THEREFROM THE SOUTH 1,320 FEET THEREOF, AS MEASURED ALONG THE EASTERLY LINE.

                                                       Escrow No.    :13782.005
                                                       Date          :06/27/95
                                                       Page          :6
                                                       Escrow Officer:Dee Lopez

I agree to pay:  Per Agreement

BUYER(S) SIGNATURE(S):

Focal Corporation

a Utah Corporation

BY______________________________

its_____________________________

Mailing: Focal Corporation, P. O. Box 3940, Anaheim, CA 92803

The foregoing terms, conditions and instructions are hereby concurred in, approved and accepted. I will hand you all instruments and money necessary of me to enable you to comply therewith, which you are authorized to use and/or deliver when you hold in this escrow for my account the funds, prorata adjustments and instruments deliverable to me under these instructions. Indicate on deed required documentary transfer tax and charge my account therefor.

I agree to pay:   Per Agreement



SELLER(S)  SIGNATURE(S):

/s/ Myung Hee Lee
---------------------------
Myung Hee Lee




Mailing: Myung Hee Lee, c/o Sue Kint, 5522 Lockhaven Dr., Buena Park, CA 90621

                                  EXHIBIT "B"




                      CERTIFICATION OF NONFOREIGN STATUS
                      ----------------------------------
                                 (Individual)


                                                        Escrow File No.:________


  Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller)
is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, I,
Myung Hee Lee, hereby certify the following:
-------------
  1.  I am not a nonresident alien for purposes of U.S. income taxation
  2.  My U.S. taxpayer identifying number is        ###-##-####      ; and
                                             ------------------------
                                             (Social Security Number)
  3.  My home address is
           8234 St. Andrew's Place, P. O. Box 9805
      ------------------------------------------------------------------------
           Rancho Santa Fe, Calif. 92067
      ------------------------------------------------------------------------

  I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

  Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

                                   Date:    June 29, 1995
                                         -------------------------------------

                                            /s/ Myung Hee Lee
                                         -------------------------------------
                                         (Signature of Seller)


                                         -------------------------------------
                                         (Signature of Seller)

                                                Escrow No.      :  13782.005
                                                Date            :  06/27/95
                                                Page            :  3
                                                Escrow Officer  :  Dee Lopez

GENERAL PROVISIONS
------------------

1. All prorations and adjustments called for in this escrow are to be made on the basis of a 30 day month unless otherwise instructed in writing. You are not responsible for any payment, adjustment or proration of Homeowners Association (or similar) charge, fee or unrecorded lien unless set forth in the escrow instructions.

2. The phrase "close of escrow" (or COE or CE) as used in this escrow means the date on which documents are recorded, unless otherwise specified.

3. Recordation of any instruments delivered through this escrow, if necessary or proper for the issuance of the policy of title insurance called for, is authorized.

4. You are authorized and instructed to furnish a copy of these instructions, any amendments thereto and/or final closing statement to the Real Estate Broker representing any of the parties in this transaction, also to any lender holding or contemplating a loan against the subject property. You are not required to submit any title report issued in connection with this escrow to any party or agent unless directed to do so by written mutual instructions. You may, however, do so without incurring liability to any party for such submission. You are hereby authorized to submit such reports to any proposed lender.

5. All funds received in this escrow shall be deposited with other escrow funds in a general escrow account or accounts of Commonwealth Land Title Company, with any state or national bank, and may be transferred to any other such general escrow account or accounts. All disbursements shall be made by check of Commonwealth Land Title Company. Commonwealth Land Title Company shall not be responsible for any delay in closing if funds received by escrow are not available for immediate withdrawal. Said bank account(s) may or may not be insured by the Federal Deposit Insurance Corporation and all risk of loss shall accrue to the principals.

6. These instructions shall become effective as an escrow only upon receipt thereof by Escrow Holder as signed by all parties thereto and acceptance by Escrow Holder. Neither a Real Estate Deposit Receipt nor any other agreement between the principals shall constitute Escrow Instructions, except as otherwise provided herein.

7. You shall not be responsible or liable in any manner whatsoever for the sufficiency or correctness as to form, manner of execution or validity of any documents deposited in escrow, nor as to the identity, authority or rights of any person executing the same, either as to documents of record or those handled in this escrow. Your duties hereunder shall be limited to the safekeeping of such money and documents received by you as escrow holder, and for the disposition of the same in accordance with the written instructions accepted by you in this escrow. You shall not be liable for any of your acts or omissions done in good faith, nor for any claims, demands, losses or damages made, claimed or suffered by any party to this escrow, excepting such as may arise through or be cause by your willful(neglect) or(gross) misconduct. You shall not be required to take any action in connection with the collection, maturity or apparent outlaw of any obligations deposited in this escrow, unless otherwise instructed.

8. You are to be concerned only with the directives specifically set forth in the escrow instructions and amendments thereto, except as otherwise provided herein and are not to be concerned or liable for items designated as "memoranda" in the within escrow instructions nor with any other agreement or contract between the parties except as otherwise provided herein. Notwithstanding that provisions of the Real Estate Deposit Receipt or any other agreement may be a part of these Escrow Instructions, said provisions shall not be applicable to Escrow Holder, except as otherwise provided herein. Any amendments of or supplements to any instructions affecting this escrow must be in writing. Signatures on any documents and instructions pertaining to this escrow indicate the signer's unconditional approval thereof.

                                                Escrow No.          :  13782.005
                                                Date                :  06/27/95
                                                Page                :  4
                                                Escrow Officer      :  Dee Lopez

9. You are not to be concerned with any questions of usury in any loan or encumbrance involved in the processing of this escrow and you are hereby released from any responsibility or liability therefor.

10. If there is no written activity by a principal delivered to this escrow within any six-month period after the time limit date as set forth in the escrow instructions or written extension thereof, your agency obligation shall terminate at your option and all documents, monies or other items held by you shall be returned to the respective parties depositing same, less fees and charges herein provided.

11. Upon receipt of any conflicting or unilateral instructions, other than cancellation instructions described in paragraph 16 below, you are no longer obligated to take any further action in connection with this escrow until further concurring instructions are received from the principals to this escrow.

12. In the event of failure to pay fees or expenses due you hereunder on demand I agree to pay a reasonable fee for any attorney's services which may be required to collect such fees or expenses.

13. The parties hereto acknowledge that they have been advised that title companies and Escrow Holders are not authorized to give legal advice and that if they desire legal advice they should consult an attorney.

14. Any funds abandoned or remaining unclaimed, after good faith efforts have been made by the escrow holder to return same to the party(ies) entitled thereto, shall be assessed a custodian fee of $25.00 per month. After three years the amount thereafter remaining unclaimed may escheat to the State of California.

15. You shall have no responsibility of notifying me or any of the parties to this escrow of any sale, resale, loan, exchange or other transaction involving any property herein described or of any profit realized by any person, firm or corporation in connection therewith, regardless of the fact that such transaction(s) may be handled by you in this escrow or in another escrow.

16. If a demand to cancel is submitted after the time limit date, any principal so requesting you to cancel this escrow shall file notice of demand to cancel in your office in writing. You shall within five (5) working days thereafter mail by certified mail one copy of such notice to each of the other principals at the addresses stated in this escrow. Unless written objection thereto is filed in your office by a principal within fifteen
     (15) calendar days after date of such mailing, you are authorized to cancel this escrow. If written objection is filed with you, you are authorized to hold all money and documents in this escrow and take no further action until otherwise directed, either by the principals mutual written instructions or by final order of a court of competent jurisdiction. If this is a sale escrow, you may return lender's papers and/or funds upon lender's demand. This provision does not apply to the return of the letter of credit, Escrow Holder shall return the letter of credit as provided for in Amendment to Purchase Agreement and Escrow Instructions by and between Seller and Buyer herein.

17. In the event of cancellation of this escrow, the fees and charges due Commonwealth Land Title Company including expenditures incurred or authorized shall be borne by the parties hereto unless otherwise specifically agreed to or determined by a court of competent jurisdiction.

18. In the event of cancellation of this escrow, you are authorized to demand payment of your charges and, on payment thereof, return documents and monies to the respective parties depositing same or for whose benefit an unconditional deposit was made; and to void executed instruments.

19. The principals hereto understand and acknowledge that you, as escrow holder, have the absolute right at your election to file an action in interpleader in a court of competent jurisdiction requiring the principals to answer and litigate their several claims and rights among themselves and you are authorized to deposit with the clerk of the court all documents and funds held in this escrow. In the event such action is filed, the principals jointly and severally agree to pay your cancellation charges and costs, expenses, reasonable attorney's fees which you are required to expend or incur in such interpleader action, the amount thereof to be fixed and judgment to be rendered by the court. Upon the filing of such action, you shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this escrow.

                                                  Escrow No.     : 13782.005
                                                  Date           : 06/27/95
                                                  Page No.       : 5
                                                  Escrow Officer : Dee Lopez

20. You are authorized to destroy or otherwise dispose of any and all documents, papers, instructions, correspondence and other material pertaining to this escrow or cancellation thereof, without liability and without further notice to parties to the transaction after close of escrow or cancellation in accordance with Escrow Holder's usual and customary practice.

21. A controversy between Escrow Holder and the principals arising out of any escrow involving less than $25,000.00 may be arbitrated at the option of either the Escrow Holder or the principals, pursuant to the Rules of the American Arbitration Association in effect on the date of the demand for arbitration, or at the option of the principals, the Rules in effect at the date escrow is closed. Arbitration shall be binding upon Escrow Holder and the principals. The arbitration award may include attorney's fees to the prevailing party, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

Time is of the essence of these instructions. If this escrow is not in a condition to close by the TIME LIMIT DATE provided herein and written demand for cancellation is received by you from any principal to this escrow after said date, you shall act in accordance with Paragraph 16 of said General Provisions. In the event one or more of the above General Provisions is held to be invalid in judicial proceedings, the remaining respective General Provisions will continue to be operative. Principals will hand you any funds and instructions required from each respectively to complete this escrow.

If no demand for cancellation is made, you will proceed to close this escrow when the principals have complied with the escrow instructions. These instructions may be executed in counterparts, each of which shall be deemed an original regardless of date of execution or deliver, and together shall constitute one and the same documents. If these instructions relate to sale, buyer agrees to buy and seller agrees to sell upon the terms and conditions hereof. All documents, balances and statements due the undersigned are to be mailed to the respective addresses shown herein, unless otherwise directed. In these instructions, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

If any check submitted to escrow is dishonored upon presentment for payment, you are authorized to notify all principals and/or their respective agents of such nonpayment.

ALL OF THE TERMS, CONDITIONS AND PROVISIONS AS SET FORTH HEREINABOVE ARE APPROVED, ACCEPTED AND CONCURRED IN BY THE PARTIES WHOSE SIGNATURES APPEAR HEREIN.